EXHIBIT 10.6(d)

TARGACEPT, INC.

2006 STOCK INCENTIVE PLAN

Restricted Stock Award Agreement

THIS AGREEMENT (together with Schedule A, attached hereto, the “Agreement”), made the          day of                     ,              (as defined below, the “Grant Date”), between TARGACEPT, INC. a Delaware corporation (the “Corporation”), and                                 , an Employee of, or individual in service to, the Corporation or an Affiliate (the “Participant”);

R E C I T A L S :

In furtherance of the purposes of the Targacept, Inc. 2006 Stock Incentive Plan, as it may be hereafter amended (the “Plan”), the Corporation and the Participant hereby agree as follows:

1. Incorporation of Plan. The rights and duties of the Corporation and the Participant under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, the terms of which are incorporated herein by reference. In the event of any conflict between the provisions in the Agreement and those of the Plan, the provisions of the Plan shall govern. Unless otherwise defined herein, capitalized terms in this Agreement shall have the same definitions as set forth with the Plan.

2. Terms of Award. The following terms used in this Agreement shall have the meanings set forth in this Section 2:

(a)	The “Participant” is .

(b)	The “Grant Date” is .

(c)	The “Restriction Period” is the period beginning on the Grant Date and ending on such date or dates and satisfaction of such conditions as described in Schedule A, which is attached hereto and expressly made a part of this Agreement.

(d)	The number of shares of Common Stock subject to the Restricted Stock Award granted under this Agreement shall be shares (the “Shares”).

3. Grant of Restricted Stock Award. Subject to the terms of this Agreement and the Plan, the Corporation hereby grants the Participant a Restricted Stock Award (the “Award”) for that number of Shares of Common Stock as is set forth in Section 2.

4. Vesting and Earning of Award.

(a)	Subject to the terms of the Plan and Code Section 409A, the Award shall be deemed vested and earned upon such date or dates, and subject to such conditions, as are described in this Agreement, including but not limited to the terms of Schedule A, attached hereto.

(b)	The Administrator has sole authority to determine whether and to what degree the Award has vested and been earned and is payable and to interpret the terms and conditions of this Agreement and the Plan.

5. Forfeiture of Award. Except as may be otherwise provided in the Plan, in the event that the employment or service of the Participant is terminated for any reason and the Participant has not yet earned all or part of the Award pursuant to Section 4 and Schedule A herein, then the Award, to the extent not earned as of the Participant’s Termination Date, shall be forfeited immediately upon such termination, and the Participant shall have no further rights with respect to the Award or the Shares underlying that portion of the Award that has not yet been earned and vested. The Participant expressly acknowledges and agrees that the termination of his or her employment or service shall result in forfeiture of the Award and the Shares to the extent the Award has not been earned and vested as of his or her Termination Date.

6. Settlement of Award. The Award shall be payable in whole shares of Common Stock.

7. No Right of Employment or Service; Forfeiture of Award. Neither the Plan, this Agreement nor any other action related to the Plan shall confer upon the Participant any right to continue in the employment or service of the Corporation or an Affiliate or interfere with the right of the Corporation or an Affiliate to terminate the Participant’s employment or service at any time. Except as otherwise expressly provided in the Plan or this Agreement or as determined by the Administrator, all rights of the Participant with respect to the Award shall terminate upon termination of the employment of the Participant with the Corporation or an Affiliate.

8. Nontransferability of Award and Shares. The Award shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession. The designation of a beneficiary does not constitute a transfer. The Participant shall not sell, transfer, assign, pledge or otherwise encumber the Shares subject to the Award (except as provided in Section 12 herein) until the Restriction Period has expired and all conditions to vesting and transfer have been met.

9. Superseding Agreement; Binding Effect. This Agreement supersedes any statements, representations or agreements of the Corporation with respect to the grant of the Award or any related rights, and the Participant hereby waives any rights or claims related to any such statements, representations or agreements. This Agreement does not supersede or amend any existing confidentiality agreement, nonsolicitation agreement, noncompetition agreement, employment agreement or any other similar agreement between the Participant and the Corporation, including, but not limited to, any restrictive covenants contained in such agreements. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, next-of-kin, successors and assigns.

10. Governing Law. Except as otherwise provided in the Plan or herein, this Agreement shall be construed and enforced according to the laws of the State of Delaware, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

11. Amendment and Termination; Waiver. Subject to the terms of the Plan, this Agreement may be modified or amended only by the written agreement of the parties hereto. The waiver by the Corporation of a breach of any provision of the Agreement by the Participant shall not operate or be construed as a waiver of any subsequent breach by the Participant. Notwithstanding the foregoing, the Administrator shall have unilateral authority to amend the Plan and this Agreement (without Participant consent) to the extent necessary to comply with applicable law or changes to applicable law (including but in no way limited to Code Section 409A, Code Section 422 and federal securities laws).

12. Certificates for Shares; Rights as Stockholder. The Participant and his or her legal representatives, legatees or distributees shall not be deemed to be the holder of any shares subject to the Award and shall not have any rights of a stockholder unless and until certificates for such shares have been issued to him or her or them. A certificate or certificates for Shares subject to the Award shall be issued in the name of the Participant as soon as practicable after the Award has been granted. Notwithstanding the foregoing, the Administrator may require that (a) the Participant deliver the certificate(s) for the Shares to the Administrator or its designee to be held in escrow until the Award vests (in which case the Shares will be released to the Participant) or is forfeited (in which case the Shares shall be returned to the Corporation); and/or (b) the Participant deliver to the Corporation a stock power or similar instrument, endorsed in blank, relating to the Shares subject to the Award which are subject to forfeiture. Except as otherwise provided in the Plan or the Agreement, the Participant will have all voting, dividend and other rights of a stockholder with respect to the Shares following issuance of the certificate or certificates for the Shares; provided, however, that if any cash or non-cash dividends are declared and paid by the Corporation with respect to any such Shares, such dividends shall be subject to the same vesting schedule, forfeiture terms and other restrictions as are applicable to the Shares upon which such dividends are paid.

13. Withholding; Tax Matters.

(a) The Participant acknowledges that the Corporation shall require the Participant to pay the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of the Participant, and the Participant agrees, as a condition to the grant of the Award and delivery of the Shares or any other benefit, to satisfy such obligations. Notwithstanding the foregoing, the Corporation may establish procedures to permit the Participant to satisfy such obligations in whole or in part, and any other local, state, federal, foreign or other income tax obligations relating to the Award, by electing (the “election”) to have the Corporation withhold shares of Common Stock from the Shares to which the Participant is entitled. The number of Shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

(b) The Participant acknowledges that the Corporation has made no warranties or representations to the Participant with respect to the tax consequences (including, but not limited to, income tax consequences) related to the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Corporation or its representatives for an assessment of such tax consequences. The Participant acknowledges that there may be adverse tax consequences upon acquisition or disposition of the Shares subject to the Award and that the Participant should consult a tax advisor prior to such exercise or disposition. The Participant acknowledges that he or she has been advised that he or she should consult with his own attorney, accountant, and/or tax advisor regarding the decision to enter into this Agreement and the consequences thereof. The Participant also acknowledges that the Corporation has no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for the Participant.

14. Administration. The authority to construe and interpret this Agreement and the Plan, and to administer all aspects of the Plan, shall be vested in the Administrator, and the Administrator shall have all powers with respect to this Agreement as are provided in the Plan. Any interpretation of the Agreement by the Administrator and any decision made by it with respect to the Agreement is final and binding.

15. Notices. Except as may be otherwise provided by the Plan or determined by the Administrator, any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailed but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant’s address indicated by the Corporation’s records (or at such other address as may be designated by the Participant in a manner acceptable to the Administrator), or if to the Corporation, at the Corporation’s principal office, attention Chief Financial Officer, Targacept, Inc. Notice may also be provided by electronic submission, if and to the extent permitted by the Administrator.

16. Severability. The provisions of this Agreement are severable and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

17. Restrictions on Award and Shares. The Corporation may impose such restrictions on the Award and the Shares or other benefits underlying the Award as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws applicable to such Award or Shares. Notwithstanding any other provision in the Plan or the Agreement to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock, to make any other distribution of benefits, or to take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend or legends (including but in no way limited to any legends which may be necessary or appropriate pursuant to Section 12 herein) to be placed on any certificate issued pursuant to the Award in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

18. Effect of Changes in Status. Unless the Administrator, in its sole discretion, determines otherwise (or unless required by Code Section 409A), the Award shall not be affected by any change in the terms, conditions or status of the Participant’s employment or service, provided that the Participant continues to be in the employ of, or in service to, the Corporation or an Affiliate. Without limiting the foregoing, the Administrator has sole discretion to determine, subject to Code Section 409A, at the time of grant of the Award or at any time thereafter, the effect, if any, on the Award if the Participant’s status as an Employee, Director or Independent Contractor changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.

19. Right of Offset. Notwithstanding any other provision of the Plan or the Agreement, the Corporation may reduce the amount of any payment otherwise payable to or on behalf of the Participant by the amount of any obligation of the Participant to the Corporation that is or becomes due and payable and the Participant shall be deemed to have consented to such reduction.

20. Counterparts; Further Instruments. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed in behalf of the Corporation and by the Participant on the day and year first above written.

TARGACEPT, INC.

By:

        J. Donald deBethizy

        President & CEO

Attest:

_______________________________________

Alan A. Musso

Vice President, Chief Financial Officer & Secretary

[Corporate Seal]

PARTICIPANT

                                                              (SEAL)

Printed Name:

[Attach applicable Schedule A]

TARGACEPT, INC.

2006 STOCK INCENTIVE PLAN

Restricted Stock Award Agreement

SCHEDULE A

PERFORMANCE MEASURES

1.	Purpose. The purpose of this Schedule A is to set forth the Performance Measures that will be applied to determine the amount of the Award to be made under the terms of the attached Restricted Stock Award Agreement (the “Agreement”). This Schedule A is incorporated into and forms a part of the Agreement.

2.	Revision of Performance Measures. The Performance Measures set forth in this Schedule A may be modified by the Administrator in accordance with the Plan during, and after the end of, the Restriction Period to reflect significant events that occur during the Restriction Period.

3.	Performance Goals. The Performance Goals shall be as follows:

[Insert Schedule]

4.	Amount of Award. The amount distributable to the Participant under the Agreement shall be determined in accordance with the following schedule:

[Insert Schedule]

[Insert applicable Schedule A]

TARGACEPT, INC.

2006 STOCK INCENTIVE PLAN

Restricted Stock Award Agreement

SCHEDULE A

SERVICE MEASURES

Grant Date:                         ,             .

Number of Shares Subject to Award:                  shares.

Restriction Period: The Shares subject to the Award shall vest and be earned, as provided below, subject to the terms and conditions as may be imposed by the Plan and the Agreement:

Date of Vesting                                      Percentage of Shares Vested

[Insert Schedule]

[Insert applicable Schedule A]

TARGACEPT, INC.

2006 STOCK INCENTIVE PLAN

Restricted Stock Award Agreement

SCHEDULE A

COMBINATION OF PERFORMANCE AND SERVICE MEASURES

A. Performance Measures

1.	Purpose. The purpose of this portion of Schedule A is to set forth the Performance Measures that will be applied to determine the amount of the Award to be made under the terms of the attached Restricted Stock Award Agreement (the “Agreement”). This Schedule A is incorporated into and forms a part of the Agreement.

2.	Revision of Performance Measures. The Performance Measures set forth in this Schedule A may be modified by the Administrator in accordance with the Plan during, and after the end of, the Restriction Period to reflect significant events that occur during the Restriction Period.

3.	Performance Goals. The Performance Goals shall be as follows:

[Insert Schedule]

4.	Amount of Award. The amount distributable to the Participant under the Agreement shall be determined in accordance with the following schedule:

[Insert Schedule]

B. Service Measures

Grant Date:                         ,             .

Number of Shares Subject to Award:                  shares.

Restriction Period: The Shares subject to the Award shall vest and be earned, as provided below, subject to the terms and conditions as may be imposed by the Plan and the Agreement:

Date of Vesting                                      Percentage of Shares Vested

[Insert Schedule]